                                                                  Exhibit 4.1

                          PVI

                                                             COMMON STOCK

                                                                SHARES

             PRINCETON VIDEO IMAGE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY      SEE REVERSE SIDE
    40,000,000 SHARES OF COMMON STOCK AUTHORIZED        FOR CERTAIN DEFINITIONS
                                                           CUSIP 742476 10 4


    THIS CERTIFIES THAT






    IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
                             PRINCETON VIDEO IMAGE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

         /s/ Brown F Williams
         ------------------------------
            CHAIRMAN OF THE BOARD
                                                   PRINCETON VIDEO IMAGE, INC.
                                                       CORPORATE SEAL
                                                            [SEAL]
                                                             1990
                                                          NEW JERSEY
         /s/ Samuel A. McCleery
         ------------------------------
             ASSISTANT SECRETARY



                                        Countersigned and Registered:
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                 (NEW YORK, N.Y.)
                                        By                       Transfer Agent
                                                                  and Registrar



                                                           Authorized Signature



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                           PRINCETON VIDEO IMAGE, INC.

    The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series of stock authorized to be issued, so far as the same have been determined, and of the authority of the board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT -______ Custodian _______
                                                       (Cust)           (Minor)
TEN ENT -- as tenants by the entireties
                                                   under Uniform Gifts to Minors
JT TEN  -- as joint tenants with right of          Act__________________________
           survivorship and not as tenants                    (State)
           in common

     Additional abbreviations may also be used though not in the above list.

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                    /_________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________

_______________________________________________________________________Attorney
to transfer the said Shares on the books of the within-named corporation with full power of substitution in the premises.

Dated_____________________________


                                    ___________________________________________


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.